SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                   Form 8-K

                              -------------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report April 18, 2000
                       (Date of earliest event reported


                         AMERICAN SAFETY RAZOR COMPANY
            (Exact name of registrant as specified in its charter)


          Delaware                    0-21952               54-1050207
----------------------------  ----------------------  ----------------------
(State or other jurisdiction     (Commission File          (IRS Employer
      of incorporation)               Number)         Identification Number)



240 Cedar Knolls Road, Suite 401                               07927
Cedar Knolls, New Jersey                                    ----------
-----------------------------------------                   (Zip Code)
(Address of principal executive officers)


Registrant's telephone number, including area code:   (973) 753-3000
                                                      --------------

                               Not Applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)

            Item 4(a) Changes in Registrant's Certifying Accountant
            -------------------------------------------------------

(a)(1)(i) On April 18, 2000, the Registrant dismissed PricewaterhouseCoopers LLP ("PWC"), which served as the Registrant's independent public accountants since 1994.

(ii) PWC's reports on the financial statements for the year ended December 31, 1998, for the period from April 24, 1999 to December 31, 1999, and for the period from January 1, 1999 to April 23, 1999 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

(iii) The change in the independent public accountants was approved by the Registrant's Board of Directors on April 18, 2000.

(iv) During 1998 and 1999 and through April 18, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC would have caused PWC to make reference to the subject matter of the disagreements in connection with their report.

(v)  Not applicable.

(a)(2) On April 18, 2000, the Registrant engaged its new independent public accountants, Ernst & Young LLP, which was approved by the Registrant's Board of Directors on April 18, 2000. During 1998 and 1999 and through April 18, 2000, the Registrant did not consult with Ernst & Young LLP regarding the application of accounting principles or any reportable events.


                  Item 7(a) Financial Statements and Exhibits
                 --------------------------------------------

(a)  Exhibits

     Exhibit 16.1. Letter from PricewaterhouseCoopers LLP

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      AMERICAN SAFETY RAZOR COMPANY


April 20, 2000        By:  /s/ Alan R. Koss
                           -------------------------------------------------
                           Alan R. Koss
                           Senior Vice President and Chief Financial Officer
                           (Principal Financial and Accounting Officer)

                                                                  Exhibit 16.1




April 20, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by American Safety Razor Company (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4(a) of Form 8-K, as part of the Company's Form 8-K report dated
April 20, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


PricewaterhouseCoopers LLP